Filed pursuant to Rule 497(a)

File No. 333-212436

Rule 482ad

FROM:
Newtek Business Services Corp.
http://www.newtekone.com
Investor & Public Relations
Contact: Jayne Cavuoto
Telephone: (212) 273-8179 / jcavuoto@newtekone.com

Newtek Business Services Corp. Announces Public Offering of Common Stock

New York – January 24, 2017 – Newtek Business Services Corp. (Nasdaq Global Market: NEWT) (“Newtek”) announced today that it plans to make a public offering of 1,500,000 shares of its common stock. Newtek also plans to grant the underwriters an option to purchase up to an additional 225,000 shares of common stock. The offering of the shares will be made under Newtek’s existing shelf registration statement, which was filed with, and declared effective by, the Securities and Exchange Commission. Keefe, Bruyette & Woods, A Stifel Company, Raymond James and UBS Investment Bank are acting as joint bookrunners for this offering.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Newtek before investing. The preliminary prospectus supplement dated January 24, 2017 and the accompanying prospectus dated August 26, 2016, which have been filed with the Securities and Exchange Commission, contain this and other information about Newtek and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. This press release is not an offer to sell any securities of Newtek and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from: Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, Fourth Floor, New York, New York 10019, telephone: 800-966-1559, email: uscapitalmarkets@kbw.com; Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, telephone: 800-248-8863; prospectus@raymondjames.com; UBS Securities LLC, attention: Prospectus Department, 1285 Avenue of the Americas, New York, NY 10019, telephone: 888-827-7275.

ABOUT NEWTEK

Newtek Business Services Corp., Your Business Solutions Company®, is an internally managed business development company, which along with its controlled portfolio companies, provides a wide range of business services and financial products under the Newtek® brand to the small- and medium-sized business (“SMB”) market. Since 1999, Newtek has provided state-of-the-art, cost-efficient products and services and efficient business strategies to over 100,000 SMB accounts across all 50 States to help them grow their sales, control their expenses, and reduce their risk.

Business Lending, including SBA 7(a) and 504 lending, Electronic Payment Processing, Managed Technology Solutions (Cloud Computing), eCommerce, Accounts Receivable and Inventory Financing, Insurance Solutions, Web and Ecommerce Solutions, Data Backup, Storage and Retrieval, and Payroll and Benefit Solutions.

Newtek® and Your Business Solutions Company® are registered trademarks of Newtek Business Services Corp.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events, future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Newtek’s filings with the SEC. The forward-looking statements contained in this release are made as of the date hereof, and Newtek undertakes no duty to update any forward-looking statements made herein for subsequent events.

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